UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant *

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* Preliminary Proxy Statement
* Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
* Definitive Proxy Statement
☒ Definitive Additional Materials
* Soliciting Material Pursuant to Section 240.14a-12

INTERACTIVE INTELLIGENCE, INC.
(Name of Registrant as Specified in its Charter)

______________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTERACTIVE INTELLIGENCE, INC.
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials

You  are  receiving  this  communication  because  you  hold  shares  in  the above company, and the materials you should review before you cast your vote  are  now  available.

This  communication  presents  only  an  overview  of  the  more complete proxy materials that are available to you on the Internet. We  encourage  you  to  access  and  review  all  of  the  important information  contained  in  the  proxy  materials  before  voting.

Shareholder Meeting to be held on 5/28/09 Proxy Materials Available • Notice of Annual Meeting and Proxy Statement • Annual Report on Form 10-K

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a  copy.  Requests,  instructions and  other  inquiries  will NOT be forwarded to your investment advisor.

To  facilitate  timely  delivery  please  make  the  request as instructed below on or before 05/14/09.

HOW TO VIEW MATERIALS VIA THE INTERNET Have the 12 Digit Control Number available and visit: www.proxyvote.com
HOW TO REQUEST A COPY OF MATERIALS
1)  BY  INTERNET-  www.proxyvote.com
2)  BY  TELEPHONE  -  1-800-579-1639
3)  BY  E-MAIL*-  sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control  Number  (located  on  the  following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting  Type:      Annual
Meeting Date:        05/28/09
Meeting Time:       1:30 P.M., EDT
    For holders as of:  3/31/09

Meeting Location:

Company's World Headquarters
7601 Interactive Way
Indianapolis,  IN  46278

How To Vote

                         Vote In Person

Should you choose to vote these shares in person at the meeting you must request a "legal proxy." To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the materials.  Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
                  Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your  notice  in  hand  when  you  access  the  web  site  and follow the instructions.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2.

1.    ELECTION OF DIRECTOR

Nominee:

01)    Edward L. Hamburg, Ph.D.

    2.     Consent to the Appointment of KPMG LLP as Independent Registered Public Accounting Firm.

Voting Instructions